PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Pruco Life of New Jersey Variable Appreciable Account

Supplement dated January 13, 2017,
to
Prospectuses dated May 1, 2016,
 for
VUL Protector® Variable Universal Life Contracts

This Supplement should be read and retained with the current Prospectus for your Variable Life Insurance Contract. This Supplement is intended to update certain information in the Prospectus for your Variable Life Insurance Contract. If you would like another copy of the current Prospectus, please contact us at (800) 778-2255.

This supplement describes changes to the following four sections of the prospectus: 1) SUMMARY OF CHARGES AND EXPENSES, 2) CHARGES AND EXPENSES, 3) RIDERS, and 4) DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS.  This supplement applies to Contacts with rider form number VL 145 B4-2016.

1) SUMMARY OF CHARGES AND EXPENSES

The BenefitAccess Rider row in Table 2: Periodic Contract and Optional Rider Charges Other Than the Fund’s Operating Expenses (on page 3) is hereby deleted and replaced with the following:

BenefitAccess Rider (BAR)
Minimum and maximum charge per $1,000 of the net amount at risk.
_____________

2% Monthly Benefit Percentage:
Initial BAR COI for a representative Contract Owner: male, age 35, Preferred Best underwriting class, $250,000 Basic Insurance Amount.  (Charge per $1,000 of the net amount at risk.)
_____________

4% Monthly Benefit Percentage:
Initial BAR COI for a representative Contract Owner: male, age 35, Preferred Best underwriting class, $250,000 Basic Insurance Amount.  (Charge per $1,000 of the net amount at risk.)
Monthly	$0.002 to $15.25(1) _____________ $0.004 _____________ $0.0047
(1)
The charge varies based on the individual characteristics of the insured, including such characteristics as age, sex, and underwriting classification, as well as Basic Insurance Amount and Contract duration.  The charge shown in the table may not be representative of the charge that a particular Contract Owner will pay.  You may obtain more information about the particular charges that apply to you by contacting your Pruco Life of New Jersey representative.

2) CHARGES AND EXPENSES

The BenefitAccess Rider bullet in Charges for Optional Rider Coverage (on page 23) is hereby deleted and replaced with the following:

PRODUCTSUP124                                                                                                            VULP14

•
BenefitAccess Rider – We deduct a monthly charge for this rider, which provides an acceleration of the Death Benefit in the event the insured is Chronically Ill or Terminally Ill.  The current charge ranges from $0.002 to $15.25 per $1,000 of rider net amount at risk.  The current charge is based on the Basic Insurance Amount, Monthly Benefit Percent, and Contract duration, as well as the insured’s issue age, sex, and underwriting classification.  Benefit Payments made under the Terminal Illness Option of this rider will incur a transaction charge of up to $150.

3) RIDERS

The BenefitAccess Rider section (beginning on page 26) is hereby deleted and replaced with the following:

The BenefitAccess Rider provides for the acceleration of the Death Benefit in the event the insured is Chronically Ill, subject to certain eligibility requirements, and approval of the claim (“Chronic Illness Option”).  This rider will also provide acceleration of the Death Benefit if the insured becomes Terminally Ill, subject to certain eligibility requirements and approval of the claim (“Terminal Illness Option”).  This rider is only available at Contract issuance and there is a charge for this rider.  You may terminate this rider at any time.  This rider is not available on Contracts that include the Enhanced Disability Benefit Rider or the Living Needs BenefitSM Rider.

Exercise of an accelerated Death Benefit option under this rider will cause a reduction in, or elimination of, the Contract’s Death Benefit, cash value, and loan value as described below under Impact of Rider Benefits on Contract and Riders.  Premiums or charges needed to keep the Contract in force will also be reduced based on the reduced Death Benefit.  There may be adverse tax consequences in the event you accelerate the Death Benefit.  See Tax Treatment of Contract Benefits – BenefitAccess Rider.

This rider should be purchased for the purpose of providing Chronic Illness and Terminal Illness coverage.  For Terminal Illness coverage only, consider the Living Needs BenefitSM Rider below.

Conditions for Eligibility of Benefit Payments:

Terminal Illness Option

You are eligible to receive an accelerated benefit under this option subject to the following conditions:

(a)	The Contract must be in-force and the insured must be living;
(b)	You must submit a claim in a form that meets our needs;
(c)	We must receive due proof of the insured’s Terminal Illness and Written Certification by a Licensed Physician that the insured has a life expectancy of six months or less;
(d)	We must receive authorization from the insured to obtain copies of any relevant medical records we may require;
(e)	You must provide the consent, in writing, of any assignee and irrevocable beneficiary(ies) on the Contract;
(f)	You must send us the Contract if we ask for it; and
(g)	We reserve the right to set a minimum of no more than $50,000 on the amount of the Death Benefit you may exercise under this option.

Chronic Illness Option

You are eligible to receive an accelerated benefit under this option subject to the following conditions:

(a)	The Contract must be in-force and the insured must be living;
(b)	You must submit a claim in a form that meets our needs;
(c)
We must receive due proof of the insured’s Chronic Illness and Written Certification by a Licensed Health Care Practitioner, prior to the start of every Benefit Year, that the insured is Chronically Ill and requires continuous care for the remainder of the insured’s life in an Eligible Facility or at home;

(d)	The Benefit Payments are expected to qualify for favorable tax treatment under the Internal Revenue Code Section 101(g);
(e)	We must receive authorization from the insured to obtain copies of any relevant medical records that we require;
(f)	You must not have received a Benefit Payment under the Terminal Illness Option; and
(g)	You must provide the consent, in writing, of any assignee and irrevocable beneficiary(ies) on the Contract.

PRODUCTSUP124                                                                                                            VULP14

We reserve the right to complete, at our discretion and expense, a personal interview with and an assessment of the insured, which may include examination or tests by a Licensed Health Care Practitioner of our choice, while a claim is pending or during a Benefit Period, to ensure that the insured is Chronically Ill.  If there is a difference in opinion between the insured’s Licensed Health Care Practitioner and ours, eligibility will be determined by a third medical opinion provided by a Licensed Health Care Practitioner who is mutually agreed upon by the insured and us.

Prior to the end of each Benefit Year, we will send you a request for Recertification, which must be completed and returned to us prior to the start of the next Benefit Year to satisfy us that the insured continues to be eligible for Benefit Payment.  You will be notified if you continue to be eligible for Benefit Payments.  If we do not receive Recertification prior to the end of the Benefit Year, any subsequent benefits will be treated as a new claim.

Benefit Payments:

Terminal Illness Option

You have the option to accelerate all or a partial amount of the Death Benefit.  If you accelerate a partial amount, the remaining Death Benefit must be no less than $25,000, and you may only make one additional acceleration, which must be for the full Death Benefit.  The only payment option is a single lump sum Benefit Payment.  The present value will be determined based on the following factors: (1) the amount of the Death Benefit; (2) the insured’s reduced life expectancy; and (3) a discount factor no greater than the greater of (a) the yield on 90-day federal treasury bills at the time the benefit is accelerated, and (b) the maximum statutory adjustable contract loan interest rate at the time the benefit is accelerated.  Payment will be made subject to the conditions of eligibility described above and after we have approved the claim.

If you accelerate a Death Benefit under this option, you will no longer be eligible for the Chronic Illness Option and any Benefit Payments you may be receiving under that option will end.

If there is an outstanding loan on the Contract, a portion of each Benefit Payment will be used to reduce the loan in the same proportion as the reduction in the Death Benefit.  If the policy is in default but not past the grace period at the time of claim, the Benefit Payment will be reduced by the amount needed to bring the Contract out of default.  See Contract Lapse.

See below for an example of an accelerated Benefit Payment under the Terminal Illness Option.

Chronic Illness Option

The maximum amount of your life insurance that can be accelerated is the Lifetime Benefit Amount, which is equal to the Contract’s Death Benefit.  The maximum Lifetime Benefit Amount will be determined at the time you make the initial claim.  The Lifetime Benefit Amount will be reduced by any transactions you make that reduce the Death Benefit of the Contract.

You have the option to receive your Benefit Payments monthly or annually and payments will begin no later than the Monthly Date on or following the date the claim is approved.  If there is an outstanding loan on the Contract, a portion of each Benefit Payment will be used to reduce the loan.

If you choose to receive monthly Benefit Payments, the Maximum Monthly Benefit Payment for that year will be calculated at the beginning of each Benefit Year and recalculated at the beginning of each subsequent Benefit Year.  Subject to a minimum payment of $500, you have the option to receive less than the Maximum Monthly Benefit Payment amount, but the amount may not be changed during the Benefit Year.  An amount that is less than the maximum may extend your payment period.

When we determine the Maximum Monthly Benefit Payment amount each Benefit Year, we use the per diem limitation (maximum daily amount allowed) declared by the Internal Revenue Service and the Lifetime Benefit Amount.  The Maximum Monthly Benefit Payment is equal to the lowest of:

(a)	The Lifetime Benefit Amount multiplied by the Monthly Benefit Percent;
(b)	The per diem limitation in effect at the start date of the current Benefit Year times 30; and
(c)	The Initial Daily Benefit Limit compounded annually on each anniversary at the Daily Benefit Limit Compound Rate times 30.

PRODUCTSUP124                                                                                                            VULP14

At the time of application, you may choose a Monthly Benefit Percent of 2% or 4% for the calculation of the Maximum Monthly Benefit Payment.  The availability of the optional 4% Monthly Benefit Percent is limited to Contracts with Basic Insurance Amounts of $500,000 or less.

If you choose to receive your Benefit Payments on an annual basis, the annual Benefit Payment will equal the sum of the present value of each Maximum Monthly Benefit Payment for the Benefit Year.  The discount factor used to determine the present value will be the one in effect on the Benefit Year start date and will not exceed the greater of (1) the current yield on 90-day federal treasury bills, or (2) the current maximum statutory adjustable contract loan interest rate.

When you receive monthly Benefit Payments the remaining amount that can be accelerated will be reduced each month by the amount of the monthly Benefit Payment chosen.  An annual Benefit Payment will reduce the remaining amount by twelve times the Maximum Monthly Benefit Payment amount for that Benefit Year.

If the policy is in default but not past the grace period at the time of claim, the Benefit Payment will be reduced by the amount needed to bring the Contract out of default.  If the amount needed to bring the Contract out of default is more than the amount of the Benefit Payment net of the amount allocated to reduce any Contract loan, the Benefit Payment will be increased to an amount (up to the maximum monthly benefit payment amount) that will be applied to the amount needed to bring the Contract out of default.  If the increased Benefit Payment is not sufficient to bring the Contract out of default, you may pay the amount due at any time within the Contract’s 61-day grace period (see Contract Lapse).

See below for an example of accelerated Benefit Payments under the Chronic Illness Option.

When Benefit Payments End:

Chronic Illness Option (only)

Benefit Payments will continue to be made until the earliest of the following dates: (1) the date we receive in writing notification that you wish to discontinue Benefit Payments; (2) the date the insured no longer meets the eligibility requirements, including Recertification; (3) the date the Lifetime Benefit Amount is exhausted; (4) the date a claim is approved under the Terminal Illness Option; or (5) the date the rider terminates.

If you request that we discontinue Benefit Payments, you will have the option to resume payments at a later date, if you meet all eligibility requirements.

Impact of Rider Benefits on Contract and Riders:

Accelerating the Death Benefit will impact the benefits and values under the Contract and rider as shown below.

Terminal Illness Option

A one-time acceleration of a partial amount of the Death Benefit results in the following:

(1)	A proportionate reduction in the Basic Insurance Amount, Death Benefit, Contract Fund, surrender charge, No-Lapse Contract Fund, and Contract Debt.
(2)	Premiums or charges to keep the Contract in-force will be recalculated based on the insured’s issue age and the reduced Death Benefit amount.
(3)	If your Contract includes the Rider to Provide Lapse Protection or the Rider for Level Term Insurance Benefit on Dependent Children (Children Level Term Rider), the rider will stay in effect.
(4)	Any Accidental Death Benefit Rider on the Contract will not be affected.
(5)	The monthly charge for this rider will be permanently waived.

Acceleration of the full death benefit results in the following:

(1)	The Contract and all benefits under the Contract based on the insured’s life, including any Accidental Death Benefit Rider, will end.
(2)	If your Contract includes the Rider for Level Term Insurance Benefit on Dependent Children, it will become paid-up.

PRODUCTSUP124                                                                                                            VULP14

Example: Shown below is an example of how an accelerated benefit under the Terminal Illness Option will impact the Contract. The figures used are for illustrative purposes only and are not guaranteed.
Sex and issue age: Male, 45 Contract Date: 12/20/2016	Underwriting Classification: Preferred Best Claim Date: 12/20/2026
	Contract values as of 12/20/2026 (before acceleration of Death Benefit):	Contract values as of 12/20/2026 (after acceleration of Death Benefit)*:
		100% of Death Benefit	50% of Death Benefit
Benefit Payment payable:	- - -	$191,260	$95,555
Basic Insurance Amount:	$200,000	$0	$100,000
Contract Debt:	$1,040	$0	$520
Death Benefit:	$198,960	$0	$99,480
Contract Fund:	$12,200	$0	$6,100
Surrender Charge:	$860	$0	$430
Cash value:	$11,340	$0	$5,670
Cash Surrender Value:	$10,300	$0	$5,150
Annual premium:	$1,588	$0	$857
*A six-month discount at an annual rate of 8% has been applied for early payment. A transaction charge of $150 has been deducted following each acceleration.

Chronic Illness Option

Following each Benefit Payment while there is a Death Benefit remaining, benefits and values under the Contract and rider will be impacted as follows:

(1)	The Contract will remain in-force in accordance with Contract terms.
(2)
A proportionate reduction will be made (using the reduction factor below) in the Basic Insurance Amount, Contract Fund, surrender charges, No-Lapse Contract Fund (if applicable), and any outstanding Contract Debt.

(3)	Any Accidental Death Benefit Rider on the Contract will not be affected.
(4)	If the Contract includes the Rider to Provide Lapse Protection or the Rider for Level Term Insurance Benefit on Dependent Children (Children Level Term Rider), the rider will stay in effect.
(5)	While you are receiving Benefit Payments, you may not take a withdrawal or decrease the Contract’s Basic Insurance Amount.
(6)	You may continue to make premium payments but it is not necessary while you are receiving benefits.
(7)	The monthly charge for this rider will be permanently waived following approval of the initial claim.
(8)
While you are receiving Benefit Payments, all monthly charges deducted from the Contract Fund and No-Lapse Contract Fund, if applicable, will be waived.  Monthly charges will be waived until you notify us to discontinue Benefit Payments, the insured fails to recertify, or this rider terminates.  Once you have received 25 monthly Benefit Payments or the annual equivalent, all monthly charges for the Contract will be permanently waived as long as this rider is in effect, even if Benefit Payments are no longer being made.

Reduction factor = 1 − (A / B)
Where:     A = is the gross monthly Chronic Illness Option Benefit Payment, and
B = is the Death Benefit immediately prior to the Benefit Payment.

Example:
Shown below is an example of an accelerated benefit under the Chronic Illness Option and how the accelerated benefit will impact the Contract.  The figures used are for illustrative purposes only and are not guaranteed.

Sex and issue age: Male, 45 Contract Date: 07/01/2016 Basic Insurance Amount: $500,000	Underwriting Classification: Preferred Best Claim Date: 10/04/2019 Death Benefit Option: Type A (fixed)

PRODUCTSUP124                                                                                                            VULP14

Lifetime Benefit Amount is equal to the Death Benefit at the time of initial claim = $500,000.

Maximum Monthly Benefit Payment, calculated at the beginning of each Benefit Year using the Internal Revenue Service’s (IRS) per diem limitation and your Lifetime Benefit Amount, is equal to the lowest of:

(a) The Lifetime Benefit Amount multiplied by the Monthly Benefit Percent (2% in this example): $500,000 x 0.02 = $10,000; or
(b) Per diem limitation (a maximum allowable amount declared annually by the IRS for chronic illness payments under section 7702B) in effect at the start date of the current benefit year ($340 for 2016) times 30: $340 x 30 = $10,200); or
(c) Initial Daily Benefit Limit (which is the per diem limitation in effect on the Contract Date) compounded annually on each anniversary at the Daily Benefit Limit Compound Rate times 30. This limit on the Contract Date was $340, increased annually on each succeeding Contract Anniversary by the Daily Benefit Limit Compound Rate, resulting in a current daily benefit limit in Contract Year 4 of $382.45: $382.45 x 30 = $11,473.50.

The Monthly Benefit Percent, Initial Daily Benefit Limit and the Daily Benefit Limit Compound Rate vary based upon the characteristics of the insured and can be found in the Contract.

The reduction factor equals 1 minus the quotient of the gross Chronic Illness Benefit Payment divided by the Death Benefit prior to payment: 1 - (10,000/500,000) = 1 - 0.0200 = 0.9800

The Chronic Illness Benefit payable is equal to the Maximum Monthly Benefit Payment minus the loan reduction amount. ($10,000 - $20.80 = $9,979.20)

	Contract values as of 10/04/2019 (before acceleration of Death Benefit):	Contract values as of 10/04/2019 (after acceleration of Death Benefit):
Benefit Payment payable:	- - -	$9,979.20
Basic Insurance Amount:	$500,000	$490,000 (500,000 x 0.9800)
Contract Debt:	$1,040	$1,019.20 (1,040 x 0.9800)
Death Benefit:	$498,960	$488,980.80
Contract Fund:	$20,000	$19,600 (20,000 x 0.9800)
Surrender Charge:	$3,350	$3,283.00 (3,350 x 0.9800)
Cash value:	$16,650	$16,317
Cash Surrender Value:	$15,610	$15,298
Annual premium:	$3,816	$3,734

If the Contract to which the rider is attached has a Type A Death Benefit, when this option is exercised, the Basic Insurance Amount will be changed to equal the Type A Death Benefit.  If the Contract to which this rider is attached has a Type B Death Benefit, when this option is exercised, the Death Benefit will be changed to a Type A Death Benefit and the Basic Insurance Amount will be changed to equal the Type A Death Benefit.  Once you have exercised the Chronic Illness Option, the Contract’s Death Benefit type must remain Type A.

When you submit a claim under the Chronic Illness Option, you must authorize a transfer of all Contract value from the Variable Investment Options to the Fixed Rate Option.  You will not receive Benefit Payments if you do not transfer all Contract value from the Variable Investment Options to the Fixed Rate Option and all Contract value must remain in the Fixed Rate Option.  Additional premium payments or loan repayments must also be allocated to the Fixed Rate Option while your claim is reviewed and while you are receiving Benefit Payments.  Fund transfers, dollar cost averaging, and automatic rebalancing will not be allowed.

When the rider is terminated, if Benefit Payments are discontinued, or the Benefit Access Rider claim is not approved, your Contract may still be in-force and Contract value will remain in the Fixed Rate Option.  You may transfer funds from the Fixed Rate Option to your choice of Variable Investment Options.  Your first transfer from the Fixed Rate Option will not be subject to the Fixed Rate Option restrictions described in the section titled Transfers/Restrictions on Transfers.  You may also allocate new premium payments and loan repayments to the Variable Investment Options of your choice. You must notify us if you wish to resume allocations to the Variable Investment Options or change your premium allocation.

PRODUCTSUP124                                                                                                            VULP14

After an acceleration of the Lifetime Benefit Amount, any Rider for Level Term Insurance Benefit on Dependent Children will become paid up and any benefits under the Contract based on the insured’s life, including any Accidental Death Benefit Rider will end.

Rider Termination:

This rider terminates on the earliest of: when you request that we remove it, the grace period ends if the Contract is in default, full acceleration of the Death Benefit is made due to Terminal Illness, the insured dies, or this rider or Contract ends for any other reason.  When this rider is terminated, or you request that we stop Benefit Payments after a claim has been made, the Contract may still be in-force. The Death Benefit and Contract Fund values will have been reduced as a result of any payments made prior to the date we stop payments or this rider terminates.

4) DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS (beginning on page 49)

The definition of Chronically Ill is hereby deleted and replaced with the following:

The insured has been certified by a Licensed Health Care Practitioner as the following:
1.
Being unable to perform (without substantial assistance from another individual) at least two Activities of Daily Living for the remainder of the insured's life due to a loss of functional capacity, or

2.	requiring substantial supervision for protection from threats to health and safety due to severe cognitive impairment that is expected to last for the remainder of the insured's life.

The definition of Eligible Facility is hereby added:

Any facility that provides continuous care to the insured for his or her Chronic Illness.

The definition of Licensed Health Care Practitioner is hereby deleted and replaced with the following:

A physician (as defined in section 1861(r)(1) of the Social Security Act), or any registered nurse, licensed social worker, or other individual whom the United States Secretary of the Treasury may prescribe by regulation. The Licensed Health Care Practitioner must be acting within the scope of his/her license when providing a certification that the insured is Chronically Ill. May not be the insured, the Contract Owner, the insured’s or Contract Owner’s (if different than the insured) spouse or domestic partner and their children, stepchildren, brothers, sisters, and their respective spouses or domestic partners and children; parents or grandparents of either the insured or Contract Owner or the insured’s or Contract Owner’s spouse or domestic partner and their children, stepchildren, brothers, sisters, and their respective spouses or domestic partners and children.

The definition of Licensed Physician is hereby added:

A physician (as defined in section 1861(r)(1) of the Social Security Act).  The Licensed Physician must be acting within the scope of his/her license when providing a certification that the insured is Terminally Ill. May not be the insured, the Contract Owner, the insured’s or Contract Owner’s (if different than the insured) spouse or domestic partner and their children, stepchildren, brothers, sisters, and their respective spouses or domestic partners and children; parents or grandparents of either the insured or Contract Owner or the insured’s or Contract Owner’s spouse or domestic partner and their children, stepchildren, brothers, sisters, and their respective spouses or domestic partners and children.

The definition of Monthly Benefit Percent is hereby deleted and replaced with the following:

A factor used in the calculation of the Maximum Monthly Benefit Payment and the maximum allowable percentage of the Lifetime Benefit Amount that may be paid in a given month under the Chronic Illness Option of the BenefitAccess Rider.

The definition of Recertification is hereby deleted and replaced with the following:

Written and signed documentation completed by a Licensed Health Care Practitioner, at your or the insured’s expense, certifying that the insured continues to be Chronically Ill and requires continuous care for the remainder of the insured’s life in an Eligible Facility or at home.  Recertification must be received prior to the start of each Benefit Year following the initial Benefit Year in order to continue receiving Benefit Payments under the Chronic Illness Option of the BenefitAccess Rider.  The Written Certification must also include due proof of the insured’s continued Chronic Illness.

PRODUCTSUP124                                                                                                            VULP14

The definition of Severe Cognitive Impairment is hereby deleted and replaced with the following:

A loss or deterioration in intellectual capacity that is (a) comparable to and includes Alzheimer’s disease and similar forms of irreversible dementia, and (b) measured by clinical evidence and standardized tests that reliably measure impairment in the individual’s (i) short-term or long-term memory, (ii) orientation as to people, places, or time, and (iii) deductive or abstract reasoning.

The definition of Substantial Assistance is hereby deleted and replaced with the following:

Hands-on assistance and standby assistance.

1.	Hands-on assistance is the physical assistance of another person without which the individual would be unable to perform the Activity of Daily Living.
2.
Standby assistance is the presence of another person within arm’s reach of the individual that is necessary to prevent, by physical intervention, injury to the individual while performing the Activity of Daily Living.

The definition of Written Certification is hereby deleted and replaced with the following:

For Terminal Illness, a signed statement completed by a Licensed Physician, at your or the insured’s expense, certifying that the insured is Terminally Ill.  For Chronic Illness, Written Certification means a signed statement completed by a Licensed Health Care Practitioner, at your or the insured’s expense, certifying that the insured is Chronically Ill and requires continuous care for the remainder of the insured’s life in an Eligible Facility or at home.  The Written Certification must also include due proof of the insured’s Terminal Illness or Chronic Illness.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

PRODUCTSUP124                                                                                                            VULP14